Amendment No. 2 to Form 8  K on Form 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    August 14, 1998

MEASUREMENT SPECIALTIES, INC.
(Exact name of registrant as specified in its charter)

    New Jersey       0-16085                   222378738
(State or other    (Commission file number) (IRS Employer
jurisdiction of                             Identification No.)
incorporation
or organization)


80 Little Falls Road, Fairfield, New Jersey 07004
(Address of principal executive offices
(973) 8081819
(Issuer's telephone number)

(Former name, former address and former fiscal year, if changed since last report)


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)Financial Statements of Business Acquired.

Audited Financial Statements of AMP Sensors Division of AMP Incorporated (Sensors) as of and for the years ended December 31, 1997 and 1996 are attached as Exhibit 99.5.

(b)Pro Forma Financial Information.

Unaudited Pro Forma Combined Condensed Financial Statements of Measurement Specialties, Inc (the Registrant) and Sensors for the year ended March 31, 1998 and December 31, 1997 respectively, and, for Registrant and Sensors as of and for the three months ended June 30, 1998 are attached as Exhibit 99.6.

(c)Exhibits.

(99.5)Audited Financial Statements of AMP Sensors Division of
      AMP Incorporated (Sensors) as of and for the years ended December 31, 1997 and 1996.
(99.6)Unaudited Pro Forma Combined Condensed Financial Statements of the Registrant and Sensors for the year ended March 31, 1998 and December 31, 1997 respectively, and, for the Registrant and Sensors as of and for the three months ended June 30, 1998.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEASUREMENT SPECIALTIES, INC.
(Registrant)
/s/ Kirk J. Dischino
Date: October 28, 1998Kirk J. Dischino
Chief Financial Officer